EXHIBIT 99.3


                                   RESIGNATION




         I, Church M. Moore, hereby resign from my position as a member of the Board of Directors of (i) DLI Holding Corp., (ii) DLI Holding II Corp. and (iii) Del Laboratories, Inc. effective immediately upon the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 6, 2007, by and among DLI Holding Corp., Bella Acquisition, Inc., Coty Inc. and DLI Holding LLC.




Dated: December 31, 2007.







                                                     ---------------------------
                                                     Church M. Moore